Exhibit 99.7

A&G INTERNATIONAL LIMITED

FALCON SECRETARIES LIMITED

ACE CORPORATE SERVICE LIMITED

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

YABEZ (HONG KONG) COMPANY LIMITED

GREENPRO VENTURE CAPITAL LIMITED

AND

GREENPRO CAPITAL CORP.

INDEX TO THE PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(Unaudited)

Page

Pro Forma Condensed Combined Balance Sheet as of September 30, 2015	F-2

Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2015	F-3

Pro Forma Condensed Combined Statement of Operations for the Year Ended December 30, 2014	F-4

Notes to the Pro Forma Condensed Combined Financial Statements	F-5 – F-7

A&G INTERNATION LIMITED

FALCON SECRETARIES LIMITED

ACE CORPORATE SERVICES LIMITED

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

YABEZ (HONG KONG) COMPANY LIMITED

GREENPRO VENTURE CAPITAL LIMITED

AND

GREENPRO CAPITAL CORP.

PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

	Historical								Pro Forma
	A&G International Ltd.	Falcon Secretaries Ltd.	Ace Corporate Services Ltd.	Shenzhen Falcon Financial Consulting Ltd.	Yabez (Hong Kong) Company Ltd.	Greenpro Venture Capital Ltd.	Greenpro Capital Corp.		Adjustments	Combined
ASSETS
Current assets:
Cash and cash equivalents	$75,782	$6,141	$3,695	$11,685	$29,050	$41,296	$296,316		$-	$463,965
Accounts receivable	81,888	19,858	82,817	903	39,435	-	15,042		-	239,943
Real estate owned - held for sale	-	-	-	-	-	4,515,721	-		-	4,515,721
Prepayments and other receivables	1,187	-	5,388	79	6,479	1,050	29,182		-	43,365
Amount due from related companies	34,868	-	-	-	-	27,314	2,356,744	(c)	(2,415,439)	3,487

Total current assets	193,725	25,999	91,900	12,667	74,964	4,585,381	2,697,284		(2,415,439)	5,266,481

Non-current assets:
Property, plant and equipment, net	7,200	-	-	1,270	3,026	-	30,526		-	42,022
Goodwill	-	-	-	-	-	-	-	(b)	1,417,834	1,417,834
Investments in unconsolidated entities	12,903	-	-	-	-	152,495	-		-	165,398
TOTAL ASSETS	$213,828	$25,999	$91,900	$13,937	$77,990	$4,737,876	$2,727,810		$(997,605)	$6,891,735

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$-	$-	$17,413	$-	$-	$-	$-		$-	$17,413
Receipt in advance	-	-	-	27,184	5,417	282,989	-		-	315,590
Amounts due to related parties	183,226	16,041	50,147	102,259	8,368	3,920,855	500,954	(a)(c)	(2,402,664)	2,379,186
Other payables and accrued liabilities	1,992	3,097	387	14,130	25,806	281,098	78,339		-	404,849
Income tax payable	771	138	68	-	36	19,391	-		-	20,404

Total liabilities	185,989	19,276	68,015	143,573	39,627	4,504,333	579,293		(2,402,664)	3,137,442

Commitments and contingencies

Stockholders’ equity:
Common stock, $0.0001 par value; 500,000,000 shares authorized; 51,457,171 shares issued and outstanding	1	3,871	12,903	14,653	8,065	2	3,379	(a)(b)	(37,728)	5,146
Additional paid-in capital	-	-	-	-	-	179,212	2,856,789	(a)(b)	1,326,749	4,362,750
Accumulated other comprehensive loss	-	-	-	4,292	-	-	-	(b)	(1,046)	3,246
Retained earnings (accumulated deficit)	27,838	2,852	10,982	(148,581)	30,298	14,561	(711,651)	(a)(b)	104,449	(669,252)

Total Greenpro Capital Corp. stockholders’ equity	27,839	6,723	23,885	(129,636)	38,363	193,775	2,148,517		1,392,424	3,701,890
Non-controlling interest	-	-	-	-	-	39,768	-	(b)	12,635	52,403

Total stockholders’ equity (deficit)	27,839	6,723	23,885	(129,636)	38,363	233,543	2,148,517		1,405,059	3,754,293

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$213,828	$25,999	$91,900	$13,937	$77,990	$4,737,876	$2,727,810		$(997,605)	$6,891,735

See accompanying notes to unaudited pro forma condensed combined financial statements.

F-2

A&G INTERNATION LIMITED

FALCON SECRETARIES LIMITED

ACE CORPORATE SERVICES LIMITED

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

YABEZ (HONG KONG) COMPANY LIMITED

GREENPRO VENTURE CAPITAL LIMITED

AND

GREENPRO CAPITAL CORP.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

	Historical							Pro Forma
	A&G International Ltd.	Falcon Secretaries Ltd.	Ace Corporate Services Ltd.	Shenzhen Falcon Financial Consulting Ltd.	Yabez (Hong Kong) Company Ltd.	Greenpro Venture Capital Ltd.	Greenpro Capital Corp.	Adjustments	Combined

REVENUES	$302,013	$186,341	$309,443	$45,727	$185,839	$628,757	$62,496	$-	$1,720,616

COST OF REVENUES	(140,957)	(116,088)	(159,856)	(19,064)	(47,256)	(470,769)	-	-	(953,990)

GROSS PROFIT	161,056	70,253	149,587	26,663	138,583	157,988	62,496	-	766,626

OPERATING EXPENSES:
General and administrative expenses	(99,669)	(59,194)	(96,042)	(61,251)	(120,682)	(47,195)	(576,735)	-	(1,060,768)

INCOME (LOSS) FROM OPERATIONS	61,387	11,059	53,545	(34,588)	17,901	110,793	(514,239)	-	(294,142)

OTHER INCOME (EXPENSES):
Other income	-	-	-	-	-	-	4,335	-	4,335
Share of loss on investments in unconsolidated entities	-	-	-	-	-	(36,377)	-	-	(36,377)

INCOME (LOSS) BEFORE INCOME TAX AND NON-CONTROLLING INTEREST	61,387	11,059	53,545	(34,588)	17,901	74,416	(509,904)	-	(326,184)

Income tax (expense) credit	(771)	-	-	-	332	(19,391)	-	-	(19,830)

NET INCOME (LOSS) BEFORE CONTROLLING INTEREST	60,616	11,059	53,545	(34,588)	18,233	55,025	(509,904)	-	(346,014)

Less: Net income attributable to non-controlling interest	-	-	-	-	-	(39,252)	- (f)	(7,293)	(46,545)

NET INCOME (LOSS) ATTRIBUTED TO GREENPRO CAPITAL COPR. COMMON STOCKHOLDERS	$60,616	$11,059	$53,545	$(34,588)	$18,233	$15,773	$(509,904)	$(7,293)	$(392,559)

Net income (loss) per share – Basic and diluted	$-	$-	$-	$-	$-	$-	$(0.02)	$-	$(0.01)

Weighted average number of shares outstanding – Basic and diluted	-	-	-	-	-	-	33,788,800	17,668,371	51,457,171

See accompanying notes to unaudited pro forma condensed combined financial statements.

F-3

A&G INTERNATION LIMITED

FALCON SECRETARIES LIMITED

ACE CORPORATE SERVICES LIMITED

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

YABEZ (HONG KONG) COMPANY LIMITED

GREENPRO VENTURE CAPITAL LIMITED

AND

GREENPRO CAPITAL CORP.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

	Historical			Pro Forma
	A&G International Ltd.	Greenpro Venture Capital Ltd.	Greenpro Capital Corp.	Adjustments	Combined
	(historical)	(historical)	(historical)

REVENUES, NET	$373,069	$-	$3,613	$-	$376,682

COST OF REVENUES	(147,878)	-	(1,123)	-	(149,001)

GROSS INCOME	225,191	-	2,490	-	227,681

OPERATING EXPENSES:
General and administrative expenses	(129,839)	(1,212)	(178,351)	-	(309,402)

INCOME (LOSS) BEFORE INCOME TAX	95,352	(1,212)	(175,861)	-	(81,721)

Income tax expense	-	-	-	-	-
NET INCOME (LOSS) FOR THE PERIOD	$95,352	$(1,212)	$(175,861)	$-	$(81,721)

Earnings (loss) per share – Basic and diluted	$-	$-	$(0.01)	$-	$(0.00)
Weighted average number of shares issued and outstanding – Basic and diluted	-	-	22,422,800	15,102,000	37,524,800

See accompanying notes to unaudited pro forma condensed combined financial statements.

F-4

A&G INTERNATION LIMITED

FALCON SECRETARIES LIMITED

ACE CORPORATE SERVICES LIMITED

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

YABEZ (HONG KONG) COMPANY LIMITED

GREENPRO VENTURE CAPITAL LIMITED

AND

GREENPRO CAPITAL CORP.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

NOTE — 1	BASIS OF PRESENTATION

Acquisition of A&G International Limited (“A&G”) and Greenpro Venture Capital Limited (“GPVC”) recognized as a reverse acquisition

On July 31, 2015, Greenpro Capital Corp. (“GRNQ”) entered into a Sale and Purchase Agreement (the “Agreement”) with A&G and the sole stockholder of A&G to purchase 100% of the issued and outstanding shares and the assets of A&G. Pursuant to the Agreement, GRNQ agreed to issue 1,842,000 shares of its restricted common stock at $0.52 per share to the stockholder of A&G, representing an aggregate purchase consideration of $957,840. Ms. Yap Pei Ling, the spouse of the director of GRNQ, is the sole stockholder of A&G. ..

On July 31, 2015, GRNQ entered into a Sale and Purchase Agreement (the “Agreement”) with GPVC and the stockholders of GPVC to purchase 100% of the issued and outstanding shares and the assets of GPVC. Pursuant to the Agreement, GRNQ agreed to issue 13,260,000 shares of its restricted common stock at $0.60 per share to the stockholders of GPVC and pay $6,000 in cash, representing an aggregate purchase consideration of $7,962,000. Mr. Lee Chong Kuang and Mr. Loke Che Chan, Gilbert, the directors of GRNQ, are the stockholders of GPVC each with 50% shareholdings.

These shares exchange transactions resulted in the owners of A&G and GPVC obtaining a majority voting interest in GRNQ. The merger of A&G and GPVC into GRNQ, which has nominal net assets, is considered to be a reverse acquisition transaction for accounting purpose as A&G and GPVC were deemed to be the accounting acquirer (legal acquire) and GRNQ was deemed to be the accounting acquire (legal acquirer) and thus the accompanying condensed combined pro forma financial statements reflected the historical financial information and operating results of A&G and GPVC prior to the exchange transaction and no goodwill was recognized.

Acquisition of Falcon Secretaries Limited, Ace Corporate Services Limited, Shenzhen Falcon Financial Consulting Limited (collectively known as “F&A”) and Yabez (Hong Kong) Company Limited (“Yabez”) recognized as a business acquisition

On July 31, 2015, GRNQ entered into a Sale and Purchase Agreement (the “Agreement”) with F&A and the sole stockholder of F&A to purchase 100% of the issued and outstanding shares and the assets of F&A. Pursuant to the Agreement, GRNQ agreed to issue 2,080,200 shares of its restricted common stock at $0.52 per share to the stockholder of F&A, representing an aggregate purchase consideration of $1,081,740. Ms. Chen Yan Hong, an independent third party, is the sole stockholder of F&A.

F-5

On July 31, 2015, GRNQ entered into a Sale and Purchase Agreement (the “Agreement”) with Yabez and the stockholders of Yabez to purchase 60% of the issued and outstanding shares and the assets of Yabez. Pursuant to the Agreement, GRNQ agreed to issue 486,171 shares of its restricted common stock at $0.52 per share to the stockholders of Yabez, representing an aggregate purchase consideration of $252,808. Mr. Cheng Chi Ho and Ms. Wong Kit Yi, both are independent third parties, are the stockholders of Yabez with 51% and 49% of shareholdings, respectively.

The acquisition of F&A and Yabez is considered as business combination using acquisition method of accounting under ASC 805 “Business Combinations”, which requires all the assets acquired and liabilities assumed, including amounts attributable to non-controlling interest, be recorded at their respective fair values at the date of acquisition. Any excess of purchase price over the fair value of the assets acquired and liabilities assumed is allocated to goodwill.

Assumptions of pro forma combined financial statements

The unaudited pro forma condensed combined balance sheet is based on the historical balance sheets of GRNQ, A&G, F&A, Yabez, and GPVC, giving effect to GRNQ’s acquisition of A&G, F&A, Yabez, and GPVC as if the transaction had occurred on September 30, 2015. The unaudited pro form condensed combined statement of operations for the year ended December 31, 2014 and the nine months ended September 30, 2015 are based on the historical statements of operations of GRNQ, A&G, F&A, Yabez, and GPVC, giving effect GRNQ’s acquisition of A&G and GPVC as if the transaction had occurred on January 1, 2014. The historical information is derived from the audited financial statements of GRNQ, A&G, F&A, Yabez, and GPVC for the year ended December 31, 2014 and the unaudited condensed financial statements for the nine months ended September 30, 2015.

The unaudited pro forma condensed combined financial statements have been prepared by management for illustrative purposes only and are not necessarily indicative of the combined financial position or combined results of operations in future periods or the results that actually would have been realized had A&G, F&A, Yabez, GPVC and GRNQ been a combined entity during the specified periods. The unaudited pro forma adjustments are based on the preliminary information available at the time of the preparation of this document and assumptions that management believes are reasonable. The unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with the historical consolidated financial statements of A&G, F&A, Yabez, and GPVC for the years ended December 31, 2014 and 2013 included elsewhere in this Current Report on Amendment No. 1 to Form 8-K as an exhibit filed with SEC herewith and the financial statements of GRNQ included in its Quarterly Transition Report on Form 10-QT for the two months ended December 31, 2014 and its Annual Report on Form 10-K for the year ended October 31, 2014.

The unaudited pro forma condensed combined financial statements do not purport to represent what the results of operations or financial position of the combined entity would actually have been if the recapitalization and business combination had in fact occurred on September 30, 2015, nor do the purport to project the results of operations or financial position of the combined entity for any future period or as of any date, respectively.

NOTE — 2	PRO FORMA ADJUSTMENTS

(a)	To reflect 1) the issuance of 1,842,000 shares of restricted common stock of GRNQ at $0.52 per share for the acquisition of all of the issued and outstanding capital stock of A&G International Limited; and 2) the issuance of 13,260,000 shares restricted common stock of GRNQ at $0.6 per share and pay $6,000 in cash for the acquisition of all of the issued and outstanding capital stock of GPVC;.

F-6

(b)	To reflect 1) the issuance of 2,080,200 shares of restricted common stock of GRNQ at $0.52 per share for the acquisition of all of the issued and outstanding capital stock of F&A; 2) the issuance of 486,171 shares of restricted common stock of GRNQ at $0.52 per share for the acquisition of 60% of the issued and outstanding capital stock of Yabez (Hong Kong) Company Limited; and 3) recognizing goodwill using acquisition method.

(c)	To eliminate the current account balances between GRNQ and GPVC.

F-7